Exhibit 24

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           James F. Betts

                           Date:  8-16-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           Alvin R. Clements

                           Date:  8-15-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           Pauline Allen Ellison

                           Date:  8-15-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           Jack H. Ferguson

                           Date:  8-22-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           Robert L. Freeman

                           Date:  8-16-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           Thomas R. Glass

                           Date:  8-14-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           George R. Lewis

                           Date:  8-15-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           G. Bruce Miller

                           Date:  8-15-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           T. Justin Moore, Jr.

                           Date:  8-14-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           Richard L. Morrill

                           Date:  8-15-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           Lloyd U. Noland, III

                           Date:  8-15-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           William G. Reynolds, Jr.

                           Date:  8-15-94

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Lewis N. Miller, Jr., James F. Campbell, William N. Stoyko and Charles W. Tysinger, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, relating to the registration pursuant to Commission Rule 415 of an aggregate amount of up to $500 million in equity and debt securities of the Company (the "Securities"), without designation as to the amounts or proportions of each, such Securities to include shares of the Company's Common Stock, par value $5.00, with associated share purchase rights, Preferred Stock, par value $100.00, 1983 Preferred Stock, par value $25.00, and such debt securities as may be authorized by the Company from time to time, and any and all amendments or supplements thereto. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                           Kenneth S. White

                           Date:  8-14-94





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